 NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated June 16, 2021
to the Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On June 16, 2021, the Board of Trustees of Nationwide Mutual Funds (the “Trust”) considered and approved a proposal to modify the current conversion feature to Class C shares. The current conversion feature automatically converts Class C shares to Class A shares of the same Fund 10 years after they were issued. Effective October 5, 2021 (the “Effective Date”), the conversion feature will automatically convert Class C shares to Class A shares of the same Fund 8 years after they were issued.

As of the Effective Date, the Prospectus is amended as follows:

The information under the heading “Conversion of Class C Shares” on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

Class C shares automatically convert, at no charge, to Class A shares of the same Fund 8 years after purchase, provided that the Trust or the financial intermediary with whom the shares are held has records verifying that the Class C shares have been held for at least 8 years. These conversions will occur during the month immediately following the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at certain financial intermediaries, your ability to have your Class C shares automatically converted to Class A shares may be limited. Class C shares that are purchased via reinvestment of dividends and distributions will convert on a pro-rata basis at the same time as the Class C shares on which such dividends and distributions are paid. Because the share price of Class A shares is usually higher than that of Class C shares, you may receive fewer Class A shares than the number of Class C shares converted; however, the total dollar value will be the same. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a different conversion schedule, as described in Appendix A to this Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE